December 14, 2012

Federal Home Loan Bank of Topeka
 Executive Incentive Compensation Plan Targets
Goal Metrics, Metric Performance Ranges, Participant Eligibility and Metric Weights

This document specifies goal metrics, metric performance ranges, metric weights and shareholder safeguard for the participants (Participants) in the Executive Incentive Compensation Plan (Plan).

The Plan targets contained in this document specifically cover the 2013 Base Performance Period and the 2014-2016 Deferral Performance Period.

A.	2013 Base Performance Period Metrics. The following goal metrics are assigned to the Participants under the Plan. All calculations including interest rates will be rounded to two decimal places.

1.	Adjusted Return Spread on Class B Common Stock

•
Definition: The spread between Pre-ASC 815 (formerly referred to as SFAS 133), Pre AHP adjusted return available for Class B Common Stock (weighted by the amount Class B Common Stock outstanding each day) and the  average daily Overnight Federal funds effective rate (Fed Effective).

•
Measure: Pre-ASC 815, AHP adjusted return available for Class B Common Stock (using adjusted income as defined below), less earnings attributed to Class A Common Stock (defined as the sum of the daily amounts calculated by multiplying the outstanding Class A Common Stock times Fed Effective plus 0.76 percent for each day), relative to average Class B Common Stock outstanding for the period as a spread over the Fed Effective for the period.

Adjusted income is defined as follows:
o	Net income calculated under generally accepted accounting principles (GAAP)
o	Plus AHP assessments
o	Excluding the impact or adjustment required because of Accounting Standards Codification 815 (ASC 815)
o	Plus dividends on redeemable Class A and Class B Common Stock treated as interest expense under Statement of Financial Accounting Standards No. 150
o	Minus prepayment fees
o	Minus/plus realized or unrealized gains/losses on securities (excludes any charges for other-than-temporary impairment of securities)
o	Minus/plus gains/losses on early retirement of debt and related derivatives
o	Minus/plus any amortization/accretion of premium/discount on unswapped mortgage-backed securities in the FHLBank’s trading portfolio (not amortized/accreted under GAAP)

•	Performance Range:

Annual Performance Range
Threshold	6.24%
Target	11.28%
Optimum	16.32%

2.           Net Income after Capital Charge

•	Definition: The dollar amount of adjusted income as defined in the above metric, but Post-AHP assessment, which exceeds the cost of the required return on capital.

•
Measure: Adjusted income as defined in the Net Income after Capital Charge Definition above, less required return on all capital. The required return on capital is the sum of the outstanding regulatory Class B Common Stock times the average of three-month LIBOR plus 1.00 percent for each day during the year plus the sum of all other capital (regulatory for Class A Common Stock and GAAP for retained earnings and other comprehensive income) times the average of three-month LIBOR for each day during the year.

•	Performance Range:

Annual Performance Range
Threshold	$39,780,680
Target	$79,561,359
Optimum	$119,342,039

3.	Retained Earnings

Definition:  The dollar amount of GAAP Retained Earnings as of 12/31/2013.

•	Measure: Retained earnings as defined above as reported on the 12/31/2013 balance sheet.

•	Performance Ranges:

Annual Performance Range
Threshold	$499,794,258
Target	$539,574,938
Optimum	$579,355,617

4.	Mission Product Utilization

•	Definition: Member usage of mission-oriented products. Mission-oriented products consist of the following:

o	Affordable Housing Program (AHP);
o	CICA - Community Housing Program (CHP); and Community Development Program (CDP)
o	Homeownership Set-aside Programs; and
o	Joint Opportunities for Building Success (JOBS).

•
Measure: Calculate the number of FHLBank members at the time of mission product usage that qualify as a user of a product (as defined below following each product) at any time during the current calendar year. For purposes of calculating the number of qualifying users a member is counted only once within each mission-oriented product category. Program participation use is credited and remains credited for the entire calendar year irrespective of whether the participating member is subsequently acquired, merged or otherwise terminates FHLBank membership.

•	Mission-oriented Product Category Usage Definitions
o	AHP - Applications submitted. Applications submitted by a member but subsequently deemed to be ineligible by FHLBank will be counted as a qualified use.
o	CICA - Applications approved.
o	Homeownership Set-aside Programs - Agreements submitted.
o	JOBS - Applications submitted.

•	Performance Range:

Annual Performance Range
Threshold	305
Target	360
Optimum	415

5. Risk Management – Market, Credit and Liquidity Risks

Definition:  Management of FHLBank risks as determined by the weighted average rating by the board of directors in an annual evaluation of the Risk Appetite metrics in this area using a 1 (lowest) to 5 (highest) point scale. General risk categories are market, credit, and liquidity risks.

•	Performance Ranges

	Score	Payout
Threshold	3.0	50%
Target	3.5	100%
Optimum	5.0	150%

•	Risk Management Metric Weights: The following metric weight for each goal metric is assigned to the Participants:

Risk Management Category	Weighting
Liquidity Risk	30%
Market Risk	40%
Credit Risk	30%
Total	100%

6. Risk Management – Compliance, Business and Operations Risks

Definition:  Management of FHLBank risks as determined by the weighted average rating by the board of directors in an annual evaluation of the Risk Appetite metrics in this area using a 1 (lowest) to 5 (highest) point scale . General risk categories are compliance, business and operations risks.

•	Performance Ranges

	Score	Payout
Threshold	3.0	50%
Target	3.5	100%
Optimum	5.0	150%

•	Risk Management Metric Weights: The following metric weight for each goal metric is assigned to the Participants:

Risk Management Category	Weighting
Compliance Risk	30%
Business Risk	35%
Operations Risk	35%
Total	100%

B.	2014-2016 Deferral Performance Period Metrics.

These metrics apply to the 2014-2016 Deferral Performance Period.

In calculating Base Award amounts, performance shall be measured by evaluating the following:

	Minimum	Threshold	Target	Maximum
Total Return(1)	>8/12 vs FHLBanks	8/12 vs FHLBanks	5/12 vs FHLBanks	2/12 or 1/12 vs FHLBanks
Deferred Incentive
Performance Measure Percentage	0%	75%	100%	125%
Weighting	0.50	0.50	0.50	0.50
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$	$	$

Market Value of Equity (MVE) / Total Regulatory Capital Stock (TRCS)(2)	>9/12 vs FHLBanks	9/12 vs FHLBanks	6/12 vs FHLBanks	2/12 or 1/12 vs FHLBanks
Deferred Incentive
Performance Measure Percentage	0%	75%	100%	125%
Weighting	0.50	0.50	0.50	0.50
Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$	$	$

Total Value (Dollar Value for Total Return + Dollar Value for Expense Growth + Dollar Value for MVE/TRCS)	$	$	$	$

Deferred Incentive Opportunity Percentage Level I (40%) Level II (32.5%) Level III (25%)%		%	%	%
Deferred Incentive Award (Total Value x Deferred Incentive Opportunity Percentage)	$	$	$	$

Footnotes:
1)      Total Return.  Total Return equals the Total Dividends, plus the Change in Retained Earnings, divided by the Average Capital. For FHLBank Topeka: Total Dividends is defined as the sum of the actual dividends paid on required Class A Common Stock and all Class B Common Stock during the three-year Performance Period; Change in Retained Earnings is defined as the change in retained earnings from 12/31/13 to 12/31/16; and Average Capital is defined as the average daily ending balance of required Class A Common Stock and all Class B Common Stock for dates starting with 01/01/14 and ending 12/31/16.   For the other FHLBanks, unless determined otherwise by the Compensation Committee: Total Dividends is defined as all dividends paid on all capital stock during the three-year period; Change in Retained Earnings is defined as the change in retained earnings from 12/31/13 to 12/31/16; and Average Capital is defined as the average daily ending balance of all capital stock outstanding for dates starting with 01/01/14 and ending 12/31/16.  For performance comparison purposes, FHLBank Topeka will be ranked against the other FHLBanks, with the highest total return being the best performance, and ranking 1st out of the 12 FHLBanks.

2)      MVE/TRCS.  Using amounts reported on the Trendbook Analysis from the FHFA Call Report System (CRS), MVE/TRCS is calculated by dividing base case MVE by TRCS (TRCS calculated as Total Regulatory Capital minus Retained Earnings) calculated at the end of the Deferral Performance Period. For performance comparison purposes, FHLBank Topeka will be ranked against the other FHLBanks, with the highest MVE/TRCS being the best performance, and ranking 1st out of the 12 FHLBanks.

C.	Total Base Opportunity and Participant Levels.

Total Base Opportunity Matrix
(As a percent of base)

Participant	Total Base Opportunity			Cash Incentive			Deferred Incentive Opportunity *
	Thresh	Target	Max	Thresh	Target	Max	Thresh	Target	Max
Level 1
CEO	60	80	100	30	40	50	30	40	50
Level 2
COO	45	65	85	22.5	32.5	42.5	22.5	32.5	42.5
Level 3
CRO	30	50	70	15	25	35	15	25	35
General Counsel	30	50	70	15	25	35	15	25	35
CAO	30	50	70	15	25	35	15	25	35
* The final value of the deferred incentive opportunity may be $0 if threshold metrics are not met, 75% of initial deferral at threshold, 100% at target and 125% at maximum.

D. Base Opportunity Metric Weights. The following metric weight for each goal metric is assigned to the Participants:

Objective	CEO/COO	CRO/CAO	General Counsel
1. Adjusted Return Spread on Class B Common Stock	20%	10%	15%
2. Net Income after Capital Charge	20%	10%	15%
3. Retained Earnings	10%	20%	10%
4. Mission Product Utilization	10%	10%	10%
5. Risk Management- Market, Credit, Liquidity	20%	25%	25%
6. Risk Management- Compliance, Business, Operations	20%	25%	25%
Total	100%	100%	100%